UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 19, 2011

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

 (Exact name of registrant as specified in its charter)

COLORADO	0-31761	84-1536519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 N. CANAL STREET, UNIT A&B, SOUTH SAN FRANCISCO, CA 94080
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (650) 794-9888

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 19, 2011, Gerald DeCiccio resigned as Chief Financial Officer of Worldwide Energy & Manufacturing USA, Inc. (the “Company”).  Mr. DeCiccio did not have any disagreements with the Company.

On February 23, 2011, the Board of Directors of the Company appointed Michael Toups as its interim Chief Financial Officer.

Michael Toups, 45, is an accounting and corporate finance executive with 20 years- experience in senior management, with specialties in business strategy, M&A and international trade.  Mr. Toups has experience in PCAOB audits, SEC reporting, Sarbanes-Oxley compliance and investor relations.  Mr. Toups has served as the CFO for Longwei Petroleum Investment Holding Limited, NYSE-AMEX “LPH,” a China-based petroleum distributor since June 2010.  Mr. Toups has also served as the CFO of China Bilingual Technology & Education Group, OTCBB “CBLY,” a China-based education company operating K-12 private boarding schools, since September 2010.   Mr. Toups has been a member of the board of directors of Lotus Pharmaceuticals, Inc., OTCBB “LTUS,” a China-based manufacturer of pharmaceutical products since December 2010.

Mr. Toups has previously served as director of Asia Investment Banking, Midtown Partners & Co. from December 2007 to July 2010 and as the CFO and director of Nork Lighting, a China-based manufacturer and retailer of high-end residential lighting products in China from December 2007 to July 2010.  From January 2001 to December 2007, Mr. Toups served as president of Peak Crown, a consulting company for the import of products from Asia and financial services.

Mr. Toups holds an MBA in Finance from the University of Notre Dame and a BBA in Finance from Texas Christian University.

Effective February 21, 2011, the Company and Mr. Toups entered into a consulting agreement (the “Agreement”) whereby Mr. Toups will serve as the Company’s Chief Financial Officer until the filing of the Company’s Quarterly Report for the fiscal period ended March 31, 2011, without giving effect to any extensions granted by the Securities and Exchange Commission.  In consideration for his services, the Company will pay Mr. Toups $10,000 per month as well as a flat fee of $1,500 for his support and participation at the March 2011 Rodman & Renshaw conference.  A copy of the Agreement is filed herewith as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
10.1	Consulting Agreement

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

Date: February 24, 2011	By:	/s/ Jimmy Wang
Jimmy Wang
Chief Executive Officer